SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 29, 2003



                             CYBEROPTICS CORPORATION
                             -----------------------
             (Exact name of registrant as specified in its charter)

               Minnesota                            (0-16577)                       41-1472057
--------------------------------------              ---------                       ----------
    (State or other jurisdiction of            COMMISSION FILE NO.               (I.R.S. Employer
    incorporation or organization)                                              Identification No.)


        5900 GOLDEN HILLS DRIVE
        MINNEAPOLIS, MINNESOTA                                                      55416
--------------------------------------                                              -----
(Address of principal executive offices)                                          (Zip Code)


                                 (612) 542-5000
                                 --------------
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements and Exhibits

          (c)Exhibits (furnished but not filed):

                  Exhibit 99  Press Release Dated April 29, 2003

Item 9. Regulation FD Disclosure (Information furnished in this Item 9 is Furnished under Item 12).

         On April 29, 2003, CyberOptics Corporation published a press release, which is furnished but not filed as Exhibit 99 hereto, providing information regarding its results of operations and financial condition for the quarter ended March 31, 2003.

         In accordance with Securities and Exchange Commission Release No. 33 -8216, the information included herein is intended to be furnished under Item 12 "Results of Operations and Financial Condition" is instead being furnished under Item 9.


                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CYBEROPTICS CORPORARTION


                                     By /s/ Kathleen P. Iverson
                                        ----------------------------------------
                                            Kathleen P. Iverson, Chief Executive
                                               Officer

Dated: April 29, 2003